                                                                     Exhibit 3.1

                                State of Delaware

                        Office of the Secretary of State

                      ------------------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RESTORATION OF "GRAHAM PACKAGING HOLDINGS I, L.P.," FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF NOVEMBER, A.B. 1996, AT 9 O'CLOCK A.M.






                                    -----------------------------------
                                    Edward J. Freel, Secretary of State

                                    AUTHENTICATION:

                                              DATE:

                                STATE OF DELAWARE
                     CERTIFICATE TO RESTORE TO GOOD STANDING
                         A DELAWARE LIMITED PARTNERSHIP
                        PURSUANT TO TITLE 6, SEC. 17-1109

1. Name of Limited Partnership GRAHAM PACKAGING HOLDINGS I, L.P. __________________________________________________

2.        Date of original filing with Delaware Secretary of State 9-21-94.
          ______________________________________________

I, Graham Packaging Corporation, General Partner of Liquidation Trustee of the above named limited partnership to hereby certify that this limited partnership is paying all annual taxes, penalties and interest due to the State of Delaware.

I do hereby request this limited partnership be restored to Good Standing.

                                    Graham Packaging Corporation

                                    /s/ John E. Hamilton
                                    -----------------------------------
                                    Name:  John E. Hamilton
                                    Title: Treasurer of General Partner

                            CERTIFICATE OF AMENDMENT
                                       TO
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                        GRAHAM PACKAGING HOLDINGS I, L.P.

          Graham Packaging Holdings I, L.P., a limited partnership organized under the Delaware Revised Uniform Limited Partnership act (the "Act"), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act, hereby certifies that the Certificate of Limited Partnership is amended and restated in its entirety to read as follows:

          1. The name of the limited partnership is Graham Packaging Company, L.P.

          2. The name and address of the registered office and registered agent is:

                           The Corporation Trust Company
                           Corporation Trust Center
                           1209 Orange Street
                           Wilmington, Delaware  19801

          3. The name and business address of the General Partner is:

                           GPC Opco GP LLC
                           110 East Princess Street
                           York, Pennsylvania  17403

          IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by the undersigned as of the 2nd day of February, 1998.

                        GRAHAM PACKAGING HOLDINGS I, L.P.

By:  Graham Recycling Corporation,       By: GPC Opco GP LLC,
its withdrawing general partner              its new general partner:

                                         By: Graham Packaging Holdings
                                             Company, its sole member

By: /s/ William H. Kerlian               By: Graham Packaging Corporation
    ----------------------                   its general partner

                                             By /s/ William H. Kerlian
                                                ----------------------
                                                William H. Kerlian
                                                CEO Graham Packaging

                                                                    Exhibit 3.5

                                                                                                        COMMONWEALTH OF PENNSYLVANIA
                                                                            FEE                              DEPARTMENT OF STATE
                 LIMITED PARTNERSHIP CERTIFICATE                          $75.00                             CORPORATION BUREAU
------------------------------------------------------------------------------------------------------------------------------------
1.  THE NAME OF THE LIMITED PARTNERSHIP IS:
          Sonoco Graham Company
------------------------------------------------------------------------------------------------------------------------------------
2.  STREET ADDRESS OF THE PRINCIPAL PLACE OF BUSINESS:
          1420 Sixth Avenue
------------------------------------------------------------------------------------------------------------------------------------
    CITY                                                                        STATE                         ZIP CODE
          York                                                              Pennsylvania                       17403
------------------------------------------------------------------------------------------------------------------------------------
3.        THE CHARACTER OF ITS SURVIVORS IS:                                                        4. THE TERM FOR WHICH THE
          Manufacture of plastic containers                                                         PARTNERSHIP IS TO ________:
                                                                                                    December 31, 2019
------------------------------------------------------------------------------------------------------------------------------------
5.  ________ PLACE OF RESIDENCE OF SUCH GENERAL PARTNER IS:

                              NAME                                  ADDRESS INCLUDE STREET NUMBER:

------------------------------------------------------------------------------------------------------------------------------------
6.  __________________________________________________

                                          ADDRESS INCLUDING
                 NAME                      STREET NUMBER:
                                                                                                  CAPITAL CONTRIBUTION
          Graham Engineering              1420 Sixth Avenue
              Corporation                 York, Pennsylvania  17403                                        $50.00
------------------------------------------------------------------------------------------------------------------------------------
7.  __________________________________________________

                              NAME                                                                    SHARE ON AMOUNT

                 Graham Engineering Corporation                                                            1.02

------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOR OFFICE USE ONLY -
------------------------------------------------------------------------------------------------------------------------------------
8.  FILED                                 CODE               ________       SEQUENTIAL NO.      MICROFILM NUMBER
                                                                            1231                   8929-488
                                        --------------------------------------------------------------------------------------------
                                          REFERRED BY        ________       AMOUNT                CORPORATION NUMBER
                                                                                                  1071490
                                                                            $75
                                        -----------------
                                          DATE APPROVED
                                        --------------------------------------------------------------------------------------------
                                          DATE REJECTED      CERTIFY TO:    INPUT BY              LOG IN       LOG IN
                                                                                                               (REFILE)
                                                             REV
                                        -----------------
     Treasury of the Commonwealth         INVALID BY DATE    L&I            VERIFIED BY           LOG OUT      LOT OUT
          Department of State                                                                                  (REFILE)
     Commonwealth of Pennsylvania                            OTHER

    ________ company, Philadelphia

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

                                    ARTICLE 1

        THE LIMITED PARTNERSHIP............................................  2

1.1     Formation..........................................................  2
1.2     Certificate of Limited Partnership.................................  2
1.3     Name...............................................................  2
1.4     Character of Business..............................................  2
1.5     Principal Offices..................................................  2
1.6     Fiscal Year........................................................  3
1.7     Accounting Matters.................................................  3

                                    ARTICLE 2

        DEFINITIONS........................................................  3

2.1     Act................................................................  3
2.2     Affiliate..........................................................  3
2.3     Agreement..........................................................  3
2.4     Agreement Date.....................................................  3
2.5     Auditor............................................................  3
2.6     Available Cash.....................................................  4
2.7     Bankruptcy.........................................................  4
2.8     Capital Account....................................................  4
2.9     Capital Contribution...............................................  4
2.10    Certificate........................................................  4
2.11    Code...............................................................  5
2.12    Container..........................................................  5
2.13    Depreciation.......................................................  5
2.14    Engineering........................................................  5
2.15    Event of Withdrawal................................................  5
2.16    General Partner....................................................  5
2.17    Generally Accepted Accounting Principles...........................  5
2.18    Gross Asset Value..................................................  5
2.19    Limited Partner....................................................  6
2.20    Opening Balance Sheet..............................................  6
2.21    Organization Agreement.............................................  6
2.22    Partner............................................................  6
2.23    Partnership........................................................  6
2.24    Partnership Interest...............................................  6
2.25    Partnership Year...................................................  6
2.26    Percentage Interest................................................  6
2.27    Person.............................................................  6
2.28    Profits and Losses.................................................  6

2.29    Sonoco.............................................................  7
2.30    Transfer...........................................................  7
2.31    General Provisions.................................................  7

                                    ARTICLE 3

        CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS............................  8

3.1     Initial Capital Contribution.......................................  8
3.2     Additional Capital Contributions...................................  8
3.3     Opening Balance Sheet..............................................  8
3.4     Capital Accounts...................................................  8
3.5     Negative Capital Accounts..........................................  9
3.6     Compliance with Treasury Regulations...............................  9
3.7     Succession to Capital Accounts.....................................  9
3.8     Certain Adjustments................................................  9
3.9     No Withdrawal of Capital Contributions.............................  9

                                    ARTICLE 4

        COSTS AND EXPENSES................................................. 10

4.1     Organizational and Other Costs..................................... 10
4.2     Operating Costs.................................................... 10

                                    ARTICLE 5

        DISTRIBUTIONS, PARTNERSHIP ALLOCATIONS; TAX MATTERS................ 10

5.1     Distributions Prior to Dissolution................................. 10
5.2     Partnership Allocations............................................ 11
5.3     Tax Allocations; Code Section 704(c)............................... 14
5.4     Accounting Method.................................................. 14

                                    ARTICLE 6

        MANAGEMENT......................................................... 14

6.1     Rights and Duties of the Partners.................................. 14
6.2     Fiduciary Duty of General Partner.................................. 14
6.3     Powers of General Partner.......................................... 15
6.4     Other Activities................................................... 16
6.5     Transactions with Affiliates....................................... 16
6.6     Confidentiality of Certain Information............................. 17
6.7     Exculpation........................................................ 17

                                    ARTICLE 7

        COMPENSATION....................................................... 18

                                    ARTICLE 8

        ACCOUNTS........................................................... 18

8.1     Books and Records.................................................. 18
8.2     Reports, Returns and Audits........................................ 18

                                    ARTICLE 9

        TRANSFERS.......................................................... 19

9.1     Transfer of General Partner's Interest............................. 19
9.2     Transfer of a Limited Partner's Interest........................... 20
9.3     Partnership's Right of First Refusal............................... 20
9.4     Limited Partner's Right of Second Refusal.......................... 21
9.5     Deviation from Bona Fide Offers.................................... 21
9.6     Partnership's Call Option.......................................... 21
9.7     Closing............................................................ 22
9.8     Involuntary Transfers.............................................. 23
9.9     Allocation of Distributions Subsequent to Assignment............... 23
9.10    Death, Incompetence, Bankruptcy, Liquidation or Withdrawal of a
        Limited Partner.................................................... 24
9.11    Satisfactory Written Assignment Required........................... 24
9.12    Transferee's Rights................................................ 24
9.13    Transferees Admitted as Partners................................... 24

                                   ARTICLE 10

        DISSOLUTION........................................................ 25

10.1    Events of Dissolution.............................................. 25
10.2    Final Accounting................................................... 25
10.3    Liquidation........................................................ 25
10.4    Cancellation of Certificate........................................ 26

                                   ARTICLE 11

        AMENDMENTS TO AGREEMENT............................................ 26

                                   ARTICLE 12

        NOTICES............................................................ 26

12.1    Method of Notice................................................... 26
12.2    Computation of Time................................................ 26

                                   ARTICLE 13

        INVESTMENT REPRESENTATIONS......................................... 26

13.1    Investment Purpose................................................. 26
13.2    Investment Restriction............................................. 27

                                   ARTICLE 14

        GENERAL PROVISIONS................................................. 27

14.1    Entire Agreement................................................... 27
14.2    Amendment Waiver................................................... 27
14.3    Governing Law...................................................... 27
14.4    Binding Effect..................................................... 27
14.5    Separability....................................................... 27
14.6    Headings........................................................... 28
14.7    No Third-Party Rights.............................................. 28
14.8    Waiver of Partition................................................ 28
14.9    Nature of Interests................................................ 28
14.10   Power of Attorney.................................................. 28